-------------------------------------------------------------------------------

                         LA CROSSE LARGE CAP STOCK FUND
                         ------------------------------

                                 ANNUAL REPORT

                                OCTOBER 31, 2000


Shares of the La Crosse Funds, Inc. are distributed by an independent third party, Sunstone Distribution Services, LLC.

-----------------------------------------------------------------------------

LA CROSSE LARGE CAP STOCK FUND                          October 31, 2000


Dear Fellow Shareholders:

During the last twelve months, the market appears to have returned to the concept that earnings do matter. Like other value investors, we were questioned last year about our selection discipline in this new economy; analysts predicted the "old" methods of valuation didn't apply today. While we never disputed that new technology would reshape the way companies made money, we questioned the validity of the prices investors were paying to participate.

In many cases, in 1999, investors were willing to invest in companies with nothing more than an idea. We were cautious about participating because, as investors, we were interested in companies that have shown a track record of increasing shareholder value. We still believe that the best way to measure a company's ability to increase shareholder value is to: a) look for reports of positive earnings and b) examine the increase in the stream of earnings over time.

Upon identifying those companies with established earnings, we paid close attention to the prices, especially with regard to the increasing stream of earnings. This valuation process is sometimes referred to as "intrinsic value." Through the use of this discipline, we feel we can best position the portfolio for long-term results, albeit sometimes at the expense of capitalizing on the short-term momentum investments. Thus, our investment style is most likely to continue to place us in the value category.

According to Ibbotson Associates publication Stocks, Bonds, Bills and Inflation 2000 Yearbook, value investing has outperformed the growth style for the period from 1928 to 1999. According to the yearbook, Large Value stocks returned 12.7% annualized versus 10.3% annualized for Large Growth stocks for this period. However, if investors were to look at the decade of the '90s, the results are in favor of Large Growth stocks with returns of 20.1% annualized versus 14.9% annualized for Large Value stocks.

It is our belief that this recent dominance of Large Growth stocks over Large Value stocks was mainly the result of the large decrease of inflation and interest rates during this period. Given the current levels, we believe the ability of the inflation and interest rates to show further substantial decreases will be unlikely. Thus, we feel that our long-term methodology of selecting companies based on earnings and the valuation of those future earnings will remain a solid way to invest your money.

In the fiscal year ended October 31, 2000, the returns of the La Crosse Large Cap Stock Fund suggested that the markets have again refocused their attention to earnings. For the twelve months ended October 31, 2000, the Fund returned 11.53% while the commonly referred to S&P 500/R Index returned 6.09%. The Lipper Large-Cap Value Index returned 5.95%, while the Large-Cap value stocks as represented by the Russell 1000/R Value Index returned 5.52%. By all comparisons, our performance was competitive.<F1>

The higher performance of the La Crosse Large Cap Stock Fund was a result of a higher exposure than the S&P 500/R Index to the economic sectors which we believed represented good value at the beginning of this period. These sectors are Financial Services, Utilities, Retail and Health. By contrast, we had less exposure than the S&P 500/R Index to the economic sectors of Technology and Consumer Staples. With regard to the Consumer Staples sector, we felt that the majority of the companies appear stagnated in their ability to increase earnings. For the Technology sector, we felt that although the majority of the companies had good growth prospects, the valuations were higher than we could justify.

The performance was negatively impacted by some companies that we thought represented good value if they could solve some of their internal problems. Unfortunately, a couple of these companies proved unsuccessful in resolving the internal problems, and thus we decided to liquidate the positions using the losses to reduce the capital gains distribution. Examples of these investments would be Conseco, Inc. and Boston Scientific Corp.

Looking forward, we will continue to utilize the same discipline we have developed and look for opportunities to invest in companies we feel have good intrinsic value. We would like to thank our investors for their confidence in us and their commitment to our long-term selection methodology.

Sincerely,



Steven J. Hulme, CFA
President
La Crosse Advisors, L.L.C.

Sunstone Distribution Services, LLC, distributor

<F1>Past performance is no guarantee of future results.  Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect fee waivers in effect. In the absence of fee waivers, total returns would be reduced. See the following page for past performance.

The Russell 1000/R Value Index is an unmanaged index of the 1,000 largest companies in the Russell 3000/R Index with lower forecasted growth values. This index is heavily weighted toward stocks with large market capitalizations, with an average market capitalization of approximately $14.1 billion. One is not able to invest in this Index.

                          GROWTH OF A $10,000 INVESTMENT

                       La Crosse
                       Large Cap                            Lipper Large Cap
                       Stock Fund         S&P 500 Index        Value Index

1/1/99                  10,000               10,000              10,000
4/30/99                 11,321               10,905              10,838
7/31/99                 11,023               10,887              10,807
10/31/99                10,516               11,203              10,710
1/31/00                 10,334               11,496              10,610
4/30/00                 10,953               12,010              10,971
7/31/00                 10,909               11,865              10,809
10/31/00                11,728               11,886              11,344

The La Crosse Large Cap Stock Fund's total return for twelve months and since inception (close of business December 31, 1998) through October 31, 2000 was 11.53% and 17.29%, respectively.

This chart assumes an initial gross investment of $10,000 made on 1/1/99 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The S&P 500/R Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Lipper Large-Cap Value Index is an unmanaged index that focuses on stock mutual funds investing primarily in companies with large market capitalizations that are considered undervalued relative to major stock indices based on price-to-current earnings and price-to-book ratios.

                              LA CROSSE LARGE CAP STOCK FUND


 PORTFOLIO OF INVESTMENTS
 OCTOBER 31, 2000


      Number
    of Shares                                                         Value
----------------                                                   ----------
                  COMMON STOCKS                            95.8%

                  CONSUMER DURABLES                         1.9%
     75,000         Ford Motor Co.                                 $1,959,375
                                                                   ----------

                  CONSUMER STAPLES                          6.6%
     80,000         ConAgra, Inc.                                   1,710,000
     25,000         Heinz (H.J.) Co.                                1,048,438
     26,125         Kimberly-Clark Corp.                            1,724,250
     59,000         Phillip Morris Cos., Inc.                       2,160,875
                                                                   ----------
                                                                    6,643,563
                                                                   ----------

                  ENERGY                                    4.3%
      38,000        Coastal Corp.                                   2,866,625
      53,000        USX-Marathon Group                              1,440,938
                                                                   ----------
                                                                    4,307,563
                                                                   ----------

                  FINANCIALS                               23.9%
      66,000        Allstate Corp.                                  2,656,500
      43,000        AXA Financial, Inc.                             2,324,687
      28,000        Bank of America Corp.                           1,345,750
      39,000        Bank One Corp.                                  1,423,500
      23,625        Chase Manhattan Corp.                           1,074,937
      32,000        Citigroup, Inc.                                 1,684,000
      21,000        Federal National Mortgage Assoc.                1,617,000
      48,851        Fleet Boston Corp.                              1,856,338
      11,000        J.P. Morgan & Co., Inc.                         1,820,500
      70,000        MetLife, Inc.                                   1,933,750
      22,000        Morgan Stanley Dean Witter & Co.                1,766,875
      57,000        Washington Mutual, Inc.                         2,508,000
      45,000        Wells Fargo & Co.                               2,084,063
                                                                   ----------
                                                                   24,095,900
                                                                   ----------

                  HEALTH                                   11.9%
      39,000        Abbott Laboratories                             2,059,687
      33,000        Cardinal Health, Inc.                           3,126,750
      23,000        Merck & Co., Inc.                               2,068,563
      55,000        Tenet Healthcare Corp.<F1>                      2,162,188
      23,250        UnitedHealth Group, Inc.                        2,542,968
                                                                   ----------
                                                                   11,960,156
                                                                   ----------

                  INDUSTRY CYCLICALS                       10.5%
      19,000         Eaton Corp.                                    1,293,188
      23,000         Emerson Electric Co.                           1,689,063
      25,000         General Dynamics Corp.                         1,789,062
      25,000         Honeywell International, Inc.                  1,345,313
      24,000         Parker-Hannifin Corp.                            993,000
      32,000         Tyco International Ltd.                        1,814,000
      23,000         United Technologies Corp.                      1,605,688
                                                                   ----------
                                                                   10,529,314
                                                                   ----------

                           LA CROSSE LARGE CAP STOCK FUND

 OCTOBER 31, 2000


      Number
    of Shares                                                       Value
 --------------                                                  -----------
                  COMMON STOCKS (CONTINUED)                95.8%


                  RETAIL                                     7.0%
      53,000         Albertson's Inc.                               1,255,437
      35,000         Federated Department Stores, Inc.<F1>          1,139,687
      34,000         Gap, Inc.                                        877,625
      52,000         Home Depot, Inc.                               2,236,000
      52,000         Sears, Roebuck and Co.                         1,545,960
                                                                   ----------
                                                                    7,054,709
                                                                   ----------

                  SERVICES                                  7.8%
      65,000         Burlington Northern Santa Fe Corp.             1,726,562
      28,000         Delta Air Lines, Inc.                          1,323,000
      44,000         SBC Communications, Inc.                       2,538,250
      39,400         Verizon Communications                         2,277,813
                                                                   ----------
                                                                    7,865,625
                                                                   ----------

                  TECHNOLOGY                               15.5%
      30,000         ADC Telecomunications, Inc.<F1>                  641,250
      41,000         AVX Corp.                                      1,173,625
      62,000         Compaq Computer Corp.                          1,885,420
      32,000         First Data Corp.                               1,604,000
      26,000         Gateway, Inc.<F1>                              1,341,860
      24,000         Intel Corp.                                    1,080,000
      42,000         Micron Technology, Inc.                        1,459,500
      25,000         Microsoft Corp.<F1>                            1,721,875
      55,000         Motorola, Inc.                                 1,371,562
      41,000         Solectron Corp.<F1>                            1,804,000
      31,000         Tellabs, Inc.<F1>                              1,548,063
                                                                   ----------
                                                                   15,631,155
                                                                   ----------

                  UTILITIES                                 6.4%
      38,000         AES Corp.<F1>                                  2,147,000
      22,000         Calpine Corp.<F1>                              1,736,625
      45,000         Edison International                           1,074,375
      37,000         Reliant Energy, Inc.                           1,528,562
                                                                   ----------
                                                                    6,486,562
                                                                   ----------

                  TOTAL COMMON STOCKS (COST $78,516,255)           96,533,922
                                                                   ----------

                     LA CROSSE LARGE CAP STOCK FUND

 OCTOBER 31, 2000


    Principal
      Amount                                                         Value
    ---------                                                    ------------

                  SHORT-TERM INVESTMENTS                  6.0%
                  (VARIABLE RATE)


   $2,798,588    Federated United States Treasury                 $2,798,588
                   Cash Reserve Fund, 5.97%<F2>

    3,281,398    Federated Government Obligations
                   Fund, 6.41%<F2>                                 3,281,398
                                                                 -----------
                                                                   6,079,986

                  TOTAL SHORT-TERM INVESTMENTS
                   (COST $6,079,986)                               6,079,986
                                                                 -----------

                  TOTAL INVESTMENTS (COST $84,596,241)  101.8%   102,613,908


                  LIABILITIES LESS OTHER ASSETS         (1.8)%    (1,842,063)
                                                                 ------------

                  NET ASSETS                            100.0%   $100,771,845
                                                                 ============

 <F1> Non-income producing
 <F2> Variable rate as of 10/31/00
      See notes to financial statements.

                          LA CROSSE LARGE CAP STOCK FUND


STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000


ASSETS:
  Investments, at value (cost $84,596,241)                     $102,613,908
  Interest and dividends receivable                                 144,855
  Receivable for capital shares sold                                 16,155
  Prepaid expenses and other assets                                  26,781
                                                               ------------
  Total Assets                                                  102,801,699
                                                               ------------
LIABILITIES:

  Payable for securities purchased                                1,939,180
  Accrued investment advisory fee                                    53,601
  Accrued expenses and other liabilities                             37,073
                                                               ------------
  Total Liabilities                                               2,029,854
                                                               ------------
NET ASSETS                                                     $100,771,845
                                                               ============
NET ASSETS CONSIST OF:

  Paid-in-capital                                               $81,077,610
  Undistributed net investment income                                78,143
  Accumulated undistributed net realized
     gain on investments                                          1,598,425
  Net unrealized appreciation on investments                     18,017,667
                                                               ------------

NET ASSETS                                                     $100,771,845
                                                               ============
SHARES OUTSTANDING, $0.00001 PAR VALUE,
(UNLIMITED SHARES AUTHORIZED)                                     4,028,604

NET ASSET VALUE, REDEMPTION,
AND OFFERING PRICE PER SHARE (NET
ASSETS/SHARES OUTSTANDING)                                     $      25.01
                                                               ============
See notes to financial statements.

                         LA CROSSE LARGE CAP STOCK FUND

STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2000


INVESTMENT INCOME:
  Interest                                                 $  196,223
  Dividends                                                 1,450,305
                                                           ----------

  Total Investment Income                                   1,646,528
                                                           ----------

EXPENSES:
  Investment advisory fees                                    683,246
  Fund administration and accounting fees                     222,199
  Professional fees                                            35,282
  Transfer agent fees and expenses                             21,315
  Federal and state registration fees                          19,394
  Custody fees                                                  8,985
  Printing and postage expenses                                 4,050
  Directors' fees and expenses                                  3,459
  Miscellaneous                                                21,865
                                                           ----------

  Total Expenses                                            1,019,795
  Less waiver of fees by adviser                            (108,800)
                                                           ----------
  Net Expenses                                                910,995
                                                           ----------

NET INVESTMENT INCOME                                         735,533
                                                           ----------

REALIZED AND UNREALIZED GAIN:
  Net realized gain on investments                          1,598,427
  Change in unrealized appreciation                         8,632,709
                                                           ----------
  Net Gain on Investments                                  10,231,136
                                                           ----------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                 $10,966,669
                                                          ===========
See notes to financial statements.

                          LA CROSSE LARGE CAP STOCK FUND

STATEMENT OF CHANGES IN NET ASSETS

                                               YEAR           PERIOD
                                              ENDED            ENDED
                                           OCTOBER 31,      OCTOBER 31,
                                               2000          1999<F1>
OPERATIONS:                                -----------      ---------
   Net investment income                 $   735,533      $  513,273
   Net realized gain on investments        1,598,427       1,803,226
   Change in unrealized appreciation       8,632,709       3,859,404
                                        ------------    ------------
   Net increase in net assets
       resulting from operations          10,966,669       6,175,903
                                        ------------    ------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares           24,688,699      26,541,549
   Proceeds from shares sold during
       common and collective trust
       fund conversions                            -     109,864,251
   Shares issued to shareholders
       in reinvestment of
       dividends                               6,031             693
                                        ------------    ------------
                                          24,694,730     136,406,493

   Redemption of shares                 (25,836,436)    (48,756,928)
                                        ------------   ------------

   Net (decrease) increase from capital
       share transactions                (1,141,706)      87,649,565
                                        ------------    ------------

DIVIDENDS PAID FROM:
   Net investment income                   (729,090)       (446,268)
   Net realized gains                    (1,803,228)              -
                                        ------------    ------------
                                         (2,532,318)       (446,268)
                                        ------------    ------------

TOTAL INCREASE IN NET ASSETS               7,292,645      93,379,200

NET ASSETS:
   Beginning of period                    93,479,200         100,000
                                        ------------    ------------

   End of period (includes
       undistributed net investment
       income of $78,143 and
       $71,700, respectively)           $100,771,845     $93,479,200
                                        ============     ===========

TRANSACTIONS IN SHARES:
   Shares sold                             1,094,543       1,128,782
   Shares sold during common and
       collective trust fund
       conversions                                 -       4,991,561
   Issued in reinvestment of dividends           258              29
   Shares redeemed                       (1,119,596)     (2,071,516)
                                        ------------   -------------

   Net (decrease) increase                  (24,795)       4,048,856
                                        ============    ============

<F1>Commenced operations after the close of business on December 31, 1998
See notes to financial statements.

                              LA CROSSE LARGE CAP STOCK FUND

FINANCIAL HIGHLIGHTS


                                                YEAR               PERIOD
For a Fund Share Outstanding                   ENDED                ENDED
Throughout the Period.                      OCTOBER 31,         OCTOBER 31,
                                                2000              1999<F3>
                                            -----------         -----------

NET ASSET VALUE, BEGINNING OF PERIOD           $23.06               $22.01


INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                        0.19                 0.10
   Net realized and unrealized gain
       on investments                           2.42                 1.04
                                            --------             --------

   Total from Investment Operations             2.61                 1.14
                                            --------             --------

 DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income        (0.19)               (0.09)
   Distributions from net realized gains       (0.47)                   -
                                            ---------            ---------

   Total Distributions                          (0.66)              (0.09)
                                            ----------           ---------

NET ASSET VALUE, END OF PERIOD                 $25.01               $23.06
                                            ==========           =========

TOTAL RETURN                                   11.53%                5.16%<F1>

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s)         $100,772               $93,479
   Ratio of expenses to average net assets,
       net of waivers                          1.00%                 1.00%<F2>
   Ratio of expenses to average net assets,
       before waivers                          1.12%                 1.10%<F2>
   Ratio of net investment income to
       average net assets, net of waivers      0.81%                 0.51%<F2>
   Ratio of net investment income to
       average net assets, before waivers      0.69%                 0.41%<F2>
   Portfolio turnover rate                       60%                   67%<F1>

<F1> Not annualized
<F2> Annualized
<F3> Commenced operations after the close of business on December 31, 1998
 See notes to financial statements.

                         LA CROSSE LARGE CAP STOCK FUND
                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000


1. Organization
   ------------

   La Crosse Funds, Inc. (the "Corporation") was incorporated on September 4, 1998 as a Wisconsin corporation and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The La Crosse Large Cap Stock Fund (the "Fund") commenced operations after the close of business on December 31, 1998.

   As of December 31, 1998, assets of the common and collective trust funds of the North Central Trust Company Common Fund C Equity and North Central Trust Company Growth Common Fund were transferred to the La Crosse Large Cap Stock Fund under Section 584(h) of the Internal Revenue Code. These transfers were treated as a tax-free event. To qualify as a tax-exempt transaction, the securities were transferred at market value with the original cost basis and purchase dates being retained for book and tax purposes. Proceeds from commingled and common trust fund conversions, as shown on the Statement of Changes in Net Assets for the period ended October 31, 1999 represent the market value of the common and collective trust funds at the date of conversion.

2. Significant Accounting Policies
   -------------------------------

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                         LA CROSSE LARGE CAP STOCK FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2000

    (a) Investment Valuation - Common stocks and other equity-type securities
        --------------------
        are valued at the last sales price on a national securities exchange or Nasdaq on which such securities are primarily traded, however, securities traded on a national securities exchange or Nasdaq for which there were no transactions on a given day, and securities not listed on a national securities exchange or Nasdaq, are valued at the average of the most recent bid and asked prices. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Fund or its delegate. The Board of Directors may approve the use of pricing services to assist the Fund in the determination of net asset value. All money market instruments held by the Fund will be valued on an amortized cost basis.

    (b) Federal Income Taxes - The Fund intends to comply with the requirements
        --------------------
        of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal income taxes.

    (c) Distributions to Shareholders - Dividends from net investment income,
        -----------------------------
        if any, will be declared and paid quarterly. Distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.
        The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. The Fund hereby designates approximately $1,598,427 as a capital gain dividend for the purpose of the dividends paid deduction. For the year ended October 31, 2000, 100% of the dividends from taxable income, including short-term gains, qualify for the dividends received deduction available to corporate shareholders.

    (d) Other - Investment transactions are accounted for on a trade date
        -----
        basis. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recognized on an accrual basis.

                         LA CROSSE LARGE CAP STOCK FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2000


3.   Investment Advisory Agreement
     -----------------------------
     The Fund has an agreement with La Crosse Advisers, L.L.C. (the "Adviser") to furnish investment advisory services to the Fund. Under the terms of this agreement, the Adviser is compensated at the rate of 0.75% of the average daily net assets of the Fund. The Adviser has agreed until March 31, 2001 that it will waive its fees and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (on an annual basis) do not exceed 1.00% of the Fund's average daily net assets. The Adviser may recoup amounts waived or reimbursed for up to three years from the date of such waiver or reimbursement. For the year ended October 31, 2000, the Adviser waived $108,800 in fees. Total fees waived subject to recoupment by the Adviser are $210,264.

4.   Investment Transactions
     -----------------------

     The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended October 31, 2000 were $53,162,391 and $53,550,339, respectively. There were no purchases or sales of long-term U.S. government securities.

     The cost basis of securities for financial statement and federal income tax purposes at October 31, 2000 was $84,596,241. At October 31, 2000, gross unrealized appreciation and depreciation on investments were as follows:



   Unrealized appreciation                         $22,525,465
   (Unrealized depreciation)                        (4,507,798)
                                                   ------------

   Net unrealized appreciation on investments      $18,017,667
                                                   ===========

                                                             (LOGO)
                                                             ARTHUR ANDERSEN

Report of Independent Public Accountants

To the Shareholders and Board of Directors of LaCrosse Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of LaCrosse Funds, Inc. (the "Company", a Wisconsin corporation, which includes LaCrosse Large Cap Stock Fund), including the portfolio of investments, as of October 31, 2000, and the related statements of operations for the year then ended, changes in net assets for the year then ended and the period from inception, which commenced after the close of business on December 31, 1998 to October 31, 1999, and the financial highlights for the year then ended and the period from inception to October 31, 1999. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based upon our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LaCrosse Funds, Inc. as of October 31, 2000, and the results of its operations for the year then ended, changes in net assets for the year then ended and the period from inception to October 31, 1999, and the financial highlights for the year then ended and the period from inception to October 31, 1999, in conformity with accounting principles generally accepted in the United States.


/s/Arthur Andersen LLP
ARTHUR ANDERSEN

Milwaukee, Wisconsin
November 15, 2000

                      This page intentionally left blank.
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DIRECTORS                     Lois Z. Grubb                 Ralph A. La Point
                              Steven J. Hulme               Joseph T. Kastantin
                              Darwin F. Isaacson

OFFICERS                      Steven J. Hulme
                              Darwin F. Isaacson

INVESTMENT ADVISER            LA CROSSE ADVISERS, L.L.C.
                              311 Main Street
                              La Crosse, WI 54601

ADMINISTRATOR AND             SUNSTONE FINANCIAL GROUP, INC.
FUND ACCOUNTANT               803 West Michigan Street, Suite A
                              Milwaukee, WI 53233

CUSTODIAN                     NORTH CENTRAL TRUST COMPANY
                              311 Main Street
                              La Crosse, WI 54601

INDEPENDENT ACCOUNTANTS       ARTHUR ANDERSEN LLP
                              100 East Wisconsin Avenue
                              Milwaukee, WI 53202

LEGAL COUNSEL                 KIRKLAND & ELLIS
                              200 East Randolph Drive
                              Chicago, IL 60601

DISTRIBUTOR                   SUNSTONE DISTRIBUTION SERVICES, LLC
                              803 West Michigan Street, Suite A
                              Milwaukee, WI 53233

DIVIDEND-DISBURSING           LA CROSSE FUNDS, INC.
AND TRANSFER AGENT            c/o Sunstone Financial Group, Inc.
                              803 West Michigan Street, Suite A
                              Milwaukee, WI 53233

                              PLEASE MAIL CORRESPONDENCE TO:
                              La Crosse Funds
                              P.O. Box 717
                              Milwaukee, WI 53201-0717
                              1-888-661-7600

This report is submitted for the general information of shareholders of the La Crosse Large Cap Stock Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund. The Prospectus provides more complete information, including fees and expenses, the investment objectives, risks and operating policies of the Fund. Read the Prospectus carefully.

                                                                    LF-408-1200

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